Financial Instruments - Gain (Loss) Recognized in Accumulated Other Comprehensive Loss on Derivative (Effective Portion) (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Total	$ 8,107	$ 20,169	$ 17,265
Gain (Loss) Recognized in Accumulated Other Comprehensive Loss on Derivative (Effective Portion)
Interest rate swaps	(3,338)	(2,964)	(9,624)
Total	$ (3,338)	$ (2,964)	$ (9,624)